ESCROW AGREEMENT


         ESCROW AGREEMENT, dated as of September 15, 1997 (this "Agreement"), by and among R&E Gaming Corp., a Delaware corporation ("Gaming"), Riviera Holdings Corporation, a Nevada corporation (the "Company"), and State Street Bank and Trust Company of California, N.A., as escrow agent (the "Escrow Agent").

                                    RECITALS:

         WHEREAS,   concurrently   with  the  execution  and  delivery  of  this
Agreement, Gaming is entering into (i) the Agreement and Plan of Merger (the "Riviera Merger Agreement") with Riviera Acquisition Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Gaming ("RAS") and the Company, pursuant to which RAS has agreed to merge with and into the Company (the "Riviera Merger"), whereupon the separate existence of RAS shall cease and the Company shall continue as the surviving corporation and shall be a wholly owned subsidiary of Gaming, upon the terms and subject to the conditions set forth in the Riviera Merger Agreement and (ii) the Option and Voting Agreement (the "Riviera Option Agreement"), with Morgens, Waterfall, Vintiadis & Company, Inc., on behalf of certain investment accounts identified on the signature pages thereto ("Morgens, Waterfall"), Keyport Life Insurance Company, on behalf of a certain investment account identified on the signature pages thereto ("Keyport") and SunAmerica Life Insurance Company, an Arizona corporation ("SunAmerica," and together with Morgens, Waterfall and Keyport, the "Option Sellers"); and

         WHEREAS, as a condition to the execution and delivery of the Riviera Merger Agreement and the Riviera Option Agreement, Gaming and the Company desire and have agreed to enter into this Agreement, to, among other things, appoint the Escrow Agent and set forth the terms for the payment or return, as applicable, of the Escrow Consideration (as defined in Section 1 hereof);

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Appointment of Escrow Agent. (a) The Escrow Agent is hereby appointed by each of Gaming and the Company and the Escrow Agent hereby accepts its appointment to act as escrow agent for Gaming and the Company with respect to the escrow consideration (the "Escrow Consideration") deposited on the date hereof, and on such other dates as set forth in (ii) below, into this escrow ("Escrow"), consisting of (i) cash or one or more letters of credit in substantially the form attached hereto as Exhibit A (the "Riviera Letter of Credit"), issued by City National Bank (the "LC Issuer"), in the amount of $4,666,755, plus interest in an amount equal to 7% per annum on $23,333,775 from June 1, 1997 through the date immediately preceding the execution date hereof and (ii) cash or letters of credit (the "Additional Amounts" and, together with the Riviera Letter of Credit, the "Letters of Credit"), each such Additional Amount in the amount of $4,474.97 multiplied by the number of days in the month prior to each Anniversary Date (as defined below) (except as set forth below), to be deposited into Escrow and to become part of the Escrow not later than the fifth business day following each monthly anniversary (an "Anniversary Date") of the date hereof, until (and upon) the occurrence of (x) the time that the articles of merger are filed with the Secretary of State of the State of Nevada in accordance with the provisions of Chapter 92A of the Nevada Revised Statutes, or such later date as set forth in such filing, but in no event later than April 1, 1998, unless extended as provided in Section 6.1(c) of the Riviera Merger Agreement (the "Effective Time") or (y) the termination (the "Termination") of the Riviera Merger Agreement in accordance with Article VI thereof (the date on which the earlier of (x) or (y) shall occur is hereinafter referred to as the "Escrow Termination Date"); provided, that, if the Effective Time or the Termination, as applicable, shall occur on a date other than an Anniversary Date, the Additional Amount for the period from the last Anniversary Date with respect to which an Additional Amount was deposited into Escrow, to the date immediately preceding the Effective Time or the Termination, as applicable (the "Partial Period"), shall be in an amount equal to $4,474.97, multiplied by the number of days in the Partial Period. Immediately upon the occurrence of the Effective Time or the Termination, as applicable, Gaming shall furnish to the Escrow Agent a certificate setting forth the particulars of such event and the date on which it occurred.

         (b) If any part of the Escrow Consideration consists of cash ("Cash"), immediately upon the receipt of any Cash, any Escrow Agent shall deposit such Cash in a money market mutual fund registered under the Investment Company Act of 1940, the principal of which is invested solely in obligations of the United States or its agencies. All interest earned in such account (the "Cash Interest") shall be for the benefit of Gaming, shall not be part of the Escrow Consideration and shall be paid to Gaming at the same time as the delivery or release of the Escrow Consideration or the funds underlying the Escrow Consideration.

         Section 2. Treatment of Letters of Credit. The Letters of Credit shall be delivered to and held by the Escrow Agent until (i) the funds issued to the Escrow Agent from the LC Issuer pursuant to the Letters of Credit are paid as provided in Section 3 hereof to the holders (the "Stockholders") of outstanding shares of common stock, par value $.001 per share (the "Common Stock"), of the Company, other than shares of Common Stock beneficially owned by the Option Sellers, Gaming, RAS or Mr. Allen E. Paulson (the "Disqualified Holders") or
(ii) the Escrow Consideration, together with the Cash Interest, if any, are returned to Gaming as provided in Section 4 hereof (in which case the Letters of Credit shall immediately be terminated and cancelled and the cash portion, if any, thereof returned to Gaming).

         The Escrow Agent may assume without inquiry that no Stockholder is a Disqualified Holder until it receives (and has a reasonable opportunity to act upon) a certificate setting forth the identity of each Disqualified Holder and how and by whom his or her shares of Common Stock are held.

         Section 3. Delivery of Escrow Consideration Funds to the Stockholders. Upon the receipt of a certificate from the Company, certifying that the Riviera Merger Agreement has been terminated pursuant to a termination event which is not a Non-Payment Termination Event (as defined herein) (the "Company Certificate") (a copy of which shall be simultaneously delivered to Gaming), the Escrow Agent shall deliver notice to the LC Issuer as provided in the Letters of Credit (the "Notice") and, upon receipt of the funds from the Letters of Credit, shall deliver such funds to the Company (upon the Company's receipt of such funds from the Escrow Agent, the Company shall distribute such funds to the Stockholders, other than the Disqualified Holders), subject to the provisions of
Section 5 hereof, and shall pay to Gaming the Cash Interest, if any; provided, that, the Escrow Agent shall not make a request for payment pursuant to the Letters of Credit if the Escrow Agent has received from Gaming, within ten business days following receipt by Gaming of the Company Certificate, a certificate contesting the action to be taken by the Escrow Agent (a "Gaming Contesting Certificate"), in which case the Escrow Agent shall not deliver the Notice to the LC Issuer. A "Non-Payment Termination Event" shall mean the termination of the Riviera Merger Agreement pursuant to Sections 6.1(a), 6.1(b), 6.1(c) (because of the failure to satisfy Sections 5.1(a), 5.1(c), 5.1(d), 5.2(b), or 5.2(c)), 6.1(d), 6.1(e)(iii) or 6.1(e)(iv) thereof. In addition, in the event that the Riviera Merger Agreement is terminated pursuant to

Section 6.1(c) because of the failure of Gaming, RAS or Mr. Allen E. Paulson to obtain the required approvals of the Gaming Authorities, then such event shall constitute a Non-Payment Termination Event, unless Mr. Allen E. Paulson is in breach of his representation and covenant contained in Section 6.2(c) of the Riviera Merger Agreement. The Escrow Agent may rely on a Company Certificate without inquiry and need not verify that any of the events described therein actually occurred.

         Section 4. Delivery of Escrow Consideration to Gaming. Upon the receipt of a certificate from Gaming certifying that (a) the Effective Time has occurred or (b) the Riviera Merger Agreement has been terminated other than in a manner pursuant to which the Escrow Consideration funds are to be delivered to the Stockholders in accordance with Section 3 hereof (the "Gaming Certificate") (a copy of which shall be simultaneously delivered to the Company), the Escrow Agent shall immediately deliver the Escrow Consideration, together with the Cash Interest, if any, to Gaming, and the Escrow shall promptly terminate; provided, that the Escrow Agent shall not deliver the Escrow Consideration and the Cash Interest to Gaming if the Escrow Agent has received from the Company, within ten business days following receipt by the Company of the Gaming Certificate, a certificate contesting the action to be taken by the Escrow Agent (a "Company Contesting Certificate").

         Section 5. Disputes. In the event a Gaming Contesting Certificate or a Company Contesting Certificate has been delivered to the Escrow Agent, the Escrow Agent shall not make the request for payment for the LC Issuer under
Section 3 hereof or the payment under Section 4 hereof and the dispute shall be resolved by arbitration in Las Vegas, Nevada, by the American Arbitration
Association. Each of the Company and Gaming shall be entitled to select one arbitrator and such arbitrators shall select a third arbitrator who shall act as the chairman of the arbitration panel. If either Gaming or the Company shall fail to appoint an arbitrator within 10 days after notice of commencement of the arbitration, or the chairman of the arbitration panel shall not have been selected within 10 days after the selection by the parties of the two arbitrators, then the arbitrator or arbitrators in question shall be selected by the American Arbitration Association. The decision of the arbitration panel shall be final and binding and the fees of the arbitrators shall be borne by the party which loses the arbitration. If the prevailing party is the Company, the Escrow Agent shall continue to include the Additional Amounts referred to in clause (ii) of Section 1 hereof.

         Section 6. Escrow Agent Expenses. All fees of the Escrow Agent for establishing and holding Escrow and paying out the Escrow Consideration shall be borne equally by the Company and by Gaming. The Escrow Agent shall receive the fees provided in Exhibit B annexed hereto.

         Section 7. Limitations on Escrow Agent's Liability and Duties. (a) The Escrow Agent shall neither be responsible for or under, nor chargeable with knowledge of, the terms and conditions of any other agreement, instrument or document executed between/among the parties hereto. This Agreement sets forth all of the obligations of the Escrow Agent, and no additional obligations shall be implied from the terms of this Agreement or any other agreement, instrument or document.

         (b) The Escrow Agent may act in reliance upon any instruction, notice, certification, demand, consent, authorization, receipt, power of attorney or other writing, delivered to it by any other party in accordance with the provisions of Section 10 hereof, without being required to determine the authenticity or validity thereof or the correctness of any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgment or order. The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that such person has been properly authorized to do so.

         (c) The Company agrees to reimburse the Escrow Agent on demand for, and to indemnify and hold the Escrow Agent harmless against and with respect to, any and all loss, liability, damage or expense (including, but without limitation, reasonable attorneys' fees, costs and disbursements) that the Escrow Agent may suffer or incur in connection with this Agreement and its performance hereunder or in connection herewith, except to the extent such loss, liability, damage or expenses arise from its willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction.

         (d) The Escrow Agent may consult with legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel. The Company agrees to reimburse the Escrow Agent on demand for reasonable legal fees, disbursements and expenses.

         (e) The Escrow Agent shall be under no duty to give the property held in Escrow by it hereunder any greater degree of care than it gives its own similar property.

         (f) In the event of any disagreement between/among any of the parties to this Agreement, or between/among them or either or any of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter of the Escrow, or in the event that the Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

         (g) Before the Escrow Agent makes any distribution of Escrow Consideration, Cash Interest or any other amount distributable by it pursuant to this Agreement, it may require the recipient to first deliver to the Escrow Agent an IRS Form W-9 or such other documentation as may be required by the Escrow Agent to permit it to report the distribution to the appropriate tax authorities.

         Section 8. Successor Escrow Agent. (a) Any corporation into which the Escrow Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent in its individual capacity shall be a party, or any corporation to which substantially all of the corporate trust business of the Escrow Agent in its individual capacity (including the trust established by this Agreement) may be transferred, shall be the Escrow Agent under this Agreement without further act.

         (b) The Escrow Agent may, in its sole discretion, resign and terminate its position hereunder at any time following thirty days written notice to the other parties hereto. Any such resignation shall terminate all obligations and duties of the Escrow Agent hereunder. On the effective date of such resignation, the Escrow Agent shall deliver this Agreement together with any and all related instruments or documents to any successor Escrow Agent agreeable to the parties hereto. If a successor Escrow Agent has not been appointed prior to the expiration of thirty days following the date of the notice of such resignation, the then acting Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent, or other appropriate relief. Any such resulting appointment shall be binding upon all of the parties to this Agreement.

         Section 9. Termination; Survival. This Agreement may be terminated upon the joint written instructions of the Company, Gaming and the Escrow Agent, or upon the release of the Escrow Consideration as otherwise specified herein. Notwithstanding any such termination, the provisions of Section 7 hereof shall survive for a period a one year following termination.

         Section 10. Compliance. Strict compliance shall be required with each and every provision of this Agreement, it being understood and agreed that no party shall have any right to receive the items held in escrow by the Escrow Agent, except as specifically contemplated herein. The parties hereto agree that failure to perform the obligations hereunder and abide by the conditions set forth in this Agreement shall result in irreparable damage and that monetary damages shall be inadequate to compensate therefor. Accordingly, the parties hereby agree that, in addition to any other rights, remedies or damages available hereunder, at law or in equity, any party hereto shall be entitled to a temporary restraining order, preliminary injunction and permanent injunction in order to prevent or to restrain any such failure or threatened failure or to specific performance to enforce these obligations and conditions as may be obtained by suit in equity.

         Section 11. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by overnight courier with receipt requested, by facsimile transmission (with receipt confirmed by automatic transmission report), or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested), to the other party as follows:

                  (a)    if to Gaming, to:

                         P.O. Box 9660
                         Rancho Santa Fe, CA  92067
                         Fax:  (619) 756-3194
                         Attention:  Mr. Allen E. Paulson
                         with a copy to:

                         Skadden, Arps, Slate, Meagher & Flom LLP
                         300 South Grand Avenue, Suite 3400
                         Los Angeles, California  90071
                         Fax (213) 687-5600
                         Attention:  Brian J. McCarthy, Esq.

                  (b)    if to the Company, to:

                         2901 Las Vegas Boulevard South
                         Las Vegas, Nevada  89109
                         Fax:  (702) 794-9277
                         Attention:  Mr. William L. Westerman

                         with a copy to:

                         Dechert Price & Rhoads
                         30 Rockefeller Plaza
                         New York, NY  10112
                         Fax:  (212) 698-3599
                         Attention:  Fredric Klink, Esq.

                  (c)    if to the Escrow Agent, to:

                         State Street Bank and Trust Company
                           of California, N.A.
                         725 South Figueroa Street
                         Suite 3100
                         Los Angeles, CA  90017
                         Fax:  (213) 362-7357
                         Attention:  Corporate Trust Department
                                     (R&E Gaming Corp. 1997 Escrow)


                  Notwithstanding the foregoing, notices to the Escrow Agent shall be effective only upon receipt.

         Section 12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to jurisdiction of the courts of the State of Nevada and of the United States of America located in the State of Nevada for any litigation arising out of or relating to this Agreement (and the transactions contemplated hereby).

         Section 13. Assignment. Except as set forth in Section 8 hereof, this Agreement may not be assigned by either party hereto without the prior written consent of each of the other parties hereto, except that Gaming may assign this Agreement to any of its affiliates without the prior written consent of the other parties hereto; provided, that, no such assignment shall relieve Gaming of its obligations hereunder if such assignee does not perform such obligations.

         Section 14. Miscellaneous.

         (a) Subject to Section 6 hereof, the Escrow Agent hereby waives any and all rights to offset it may have against Gaming, the Company, or any other person or entity with respect to any amounts held in Escrow.

         (b) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed to constitute but one and the same Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date and year first above written.

                                        R&E GAMING CORP.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                        RIVIERA HOLDINGS CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                        STATE STREET BANK AND TRUST COMPANY
                                        OF CALIFORNIA, N.A., as Escrow Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT A

                          [To be provided by LC Issuer]

                                    EXHIBIT B


                      [To be provided by the Escrow Agent]


                                   $----------

                                                                       Exhibit A



                               ESCROW AGENT NOTICE

         The undersigned, a duly authorized officer of State Street Bank and Trust Company of California, N.A. (the "Escrow Agent"), hereby certifies to City National Bank (the "Bank") with reference to irrevocable letter of credit No. _____ (the "Letter of Credit") issued by the Bank that the Escrow Agent is delivering Notice (as such term is defined in the Escrow Agreement, dated as of September ___, 1997 by and among R & E Gaming Corp., a Delaware corporation, Riviera Holdings Corporation and the Escrow Agent (the "Escrow Agreement")) in full compliance with the terms and provisions of Section 3 of the Escrow Agreement.

         Demand is hereby made under the Letter of Credit for $_______. Please remit payment to State Street Bank and Trust Company of California, N.A., account number ________, at ______, ABA No. _________, REF: __________.




                                                 By:____________________
                                                    Name:
                                                    Title:

                                    EXHIBIT B


                      [To be provided by the Escrow Agent]


                                                    $---------

                                                                       Exhibit A


                      ATTACHMENT to Standby L/C Application
                      -------------------------------------


ISSUING BANK LETTERHEAD              DATE:  (date of l/c)

                                     IRREVOCABLE STANDBY LETTER OF
                                     CREDIT NUMBER:  (l/c Number)

BENEFICIARY:
(beneficiary name & address)         APPLICANT:
                                     (applicant name & address)

                                     DATE AND PLACE OF EXPIRY:
                                     date/month/year
                                     AT OUR COUNTERS

                                     AMOUNT:  (currency amount of l/c)

GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR AVAILABLE BY PAYMENT OF YOUR DRAFTS AT SIGHT DRAWN ON CITY NATIONAL BANK
INTERNATIONAL DEPARTMENT, LOS ANGELES, CALIFORNIA AND ACCOMPANIED BY THE DOCUMENTS AS SPECIFIED BELOW:

1.       THIS ORIGINAL STANDBY LETTER OF CREDIT, AND AMENDMENT(S) IF
         ANY.

2.       BENEFICIARY'S  SIGNED  AND  DATED  STATEMENT  WORDED  AS  PER  ATTACHED
         EXHIBIT.

EACH DRAFT DRAWN HEREUNDER MUST STATE "DRAWN UNDER CREDIT NUMBER (___ NUMBER) OF CITY NATIONAL BANK, LOS ANGELES, CALIFORNIA.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS CREDIT SHALL BE DULY HONORED IF PRESENTED FOR PAYMENT AT THE OFFICE OF CITY NATIONAL BANK INTERNATIONAL DEPARTMENT, 606 SOUTH OLIVE STREET SUITE 300, LOS ANGELES, CALIFORNIA 90014 ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

EXCEPT SO FAR AS  OTHERWISE  EXPRESSLY  STATED,  THIS  CREDIT IS  SUBJECT TO THE
UNIFORM   CUSTOMS  AND  PRACTICE  FOR  DOCUMENTARY   CREDITS  (1993   REVISION),
INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500.

SINCERELY,

---------------------------
(authorized bank signature)

                                                      *******

Standby Wording Approval
Print Name:

---------------------------
Authorized Signature - Date

                                                                       Exhibit B


STATE STREET                                            Jenni Minardi
                                                        Vice President


September 10, 1997                         State Street Bank and Trust
                                           Company of California, N.A.
                                           Corporate Trust
                                           725 South Figueroa Street, Suite 3100
                                           Los Angeles, CA  90017
                                           Telephone:  (213) 362-7313
                                           Facsimile:  (213) 362-7301

Ms. Sue Winchester
Skadden, Arps, Slate, Meagher &
Flom LLP
300 South Grand Avenue
Los Angeles, CA 90071-3144

RE:  ESCROW SERVICES
     R&E GAMING CORPORATION AND
     RIVIERA HOLDING CORPORATION


Dear Ms. Winchester:

On behalf of State Street Bank and Trust Company of California, N.A., I am pleased to submit the following proposal to serve as Escrow Agent on the above-referenced financing:


Acceptance Fee:                                  $1,000.00

         This is one-time charge, payable upon funding, includes acceptance of responsibilities and duties as Escrow Agent, review of the Escrow Agreement and supporting documents, liaison with Corporate Officials and Counsel.

Annual Administration Fee:                       $2,000.00

         Payable at funding and annually thereafter, if applicable. Compensates State Street for administrative services in accordance with the Escrow Agreement.

Outside Counsel:                                 $  754.00 Capped
---------------

Letter of Credit Draws:                          $  250.00 each draw
----------------------

Claims (if applicable):                          $  250.00 each claim
----------------------

Preparation of 1099's                            $    5.00 each 1099
---------------------

Other Fees:

         See attached schedule of "Ancillary Fees"

Extraordinary Services (as requested):
Such as manually created spreadsheets, reports or certificates required under the governing documents and any other extraordinary request not covered by the Annual Administration Fee.

Out-of-Pocket Expense:                           Billed at cost

         These expenses are those incurred by us on your behalf to effectively service your account on a day-to-day basis. We will only charge for expenses that can be directly identified to costs associated with your specific trust account, e.g. wires at $20.00 each, excessive faxes, postage and travel costs to attend closing and/or meetings.

This proposal is subject to State Street's review of all documents and acceptance of a definitive agreement. Should the characteristics of the Escrow Agent Services differ materially from the assumptions stated in the request for proposal letter dated September 4, 1997, State Street reserves the right to adjust its fee proposal. This proposal is a confidential document and should not be duplicated and/or distributed.

In closing, State Street recognizes our role in providing our customers with value-added trust services. We accept the serious responsibility we have to support the Corporations so that the Corporations, in turn, can meet its goals under the Escrow Agreement. Should you have any questions regarding our services or the fees quoted herein, please do not hesitate to contact me.

Very truly yours,



Jenni Minardi
Vice President



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
INVESTMENT FEES:
         Securities delivered book-entry                                $       65.00  per Purchase
         Securities delivered physical                                  $      100.00  per Purchase
         Securities sold                                                $       65.00  per Sale (Prior to maturity)
         Securities sold physical                                       $      100.00  per Sale (Prior to maturity)
         Competitive Bid - 3 brokers                                    $       25.00  per Bid Process
Money Market Funds                                                      $       40.00  per Purchase and per Sale
         Reinvestment of income                                         $       20.00  per receipt
         Reconcilement of Confirmation Statements                       $       25.00  per Statement
Money Market Funds with compensating fees to SSB                        No Charge
Investment Contracts/Flexible Repurchase Agreements:
         Document review - No Collateral                                $      750.00  (includes counsel review)
         Document review - Collateral                                   $    1,000.00  (includes counsel review)
         Income verification, collection and reporting                  $       25.00  per Posting
         Maintenance of Collateral                                      $       25.00  per Delivery or Receipt
         Mark to Market                                                 $      500.00  Annually per account
Forward Float Contract                                                  $      750.00  (includes counsel review)
         Legal Opinion, if required                                     $    1,000.00

WIRE FEE:  (Investment-related wires at no charge)                      $       20.00  each
--------

UCC FEES:
         Copying                                                        $        5.00
         CSC Networks/Prentice hall                                     $      100.00

MICROFICHE COPYING FEE:                                                 $        2.00  per Page ($25 Minimum)
----------------------

ACCOUNTING STATEMENTS:  (Two recipients at no charge)                   $        5.00  per Recipient (in excess of
---------------------                                                                  two)


FAX:  (Five pages at no charge)                                         $        2.00  per Page (in excess of five)
---

T-1 PREPARATION:                                                        $      500.00
---------------

AGREEMENT COPYING:                                                      $         .20  per Page ($25 Minimum)
-----------------

AUDIT CONFIRMATION:                                                     $       25.00
------------------

POSTAGE:
         Bondholder Notices                                             At cost
         Monthly Statements:          General Obligation Bond Issues    $       15.00  annually per recipient
                                      All Others                        $       30.00  annually per recipient

FUND DISBURSEMENT FEE:                                                  $       15.00  per Requisition, plus
---------------------
                                                                        $        3.75  per Payee

DIC BOOK-ENTRY TENDERED BONDS:                                          $       50.00  per Bond tendered
-----------------------------

NON-BOOK ENTRY REGISTRATION FEE:
         Issuance and Transfer        $                                 $        2.00  each
         Maintenance of Registered Holder Accounts                      $        6.00  per Account
         Interest Payment                                               $         .50  per Check issued
         Principal Payment:           At maturity                       $        2.50  per Certificate
                                      Call prior to maturity            $        3.50  per Certificate

PREPARATION OF NOTICE AND LOTTERY CALLS:
         Book-Entry issue                                               No Charge
         Non-Book-Entry issue                                           $      500.00  per Notice

BONDHOLDERS LIST                                                        $       60.00  per List
----------------

EXTRAORDINARY SERVICES:                                                 Billed at Cost
OUT-OF-POCKET EXPENSE:                                                  Billed at Cost     Dated 08/07/97

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